Exhibit 99.  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
             ------------------------------------------------

         The undersigned certify, pursuant to 18 U.S.C. ss. 1350 as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of Oconee Financial Corporation (the "Company") for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                  Dated: November 13, 2002       /s/ B. Amrey Harden
                                               ---------------------------------
                                                 B. Amrey Harden
                                                 Chief Executive Officer



                  Dated: November 13, 2002       /s/ Jerry K. Wages
                                               ---------------------------------
                                                 Jerry K. Wages
                                                 Chief Financial Officer